UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 27, 2007

INTERACTIVE SYSTEMS WORLDWIDE INC.

(exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21831	22-3375134
(Commission File Number)	(IRS Employer Identification Number)

2 Andrews Drive, West Paterson, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 256-8181

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On March 27, 2007, Vincent Caldwell resigned as Director of Interactive Systems Worldwide Inc. (the "Company"), effective March 30, 2007. In his letter to the Company, Mr. Caldwell stated that his new employers wanted him to resign from outside directorships and work with the employers on an exclusive basis. The Company thanks Mr. Caldwell for his contributions as a board member and his valuable insight into the gaming market. The Company wishes him the best in his new business venture.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE SYSTEMS WORLDWIDE INC. (Registrant)

By:	/s/ Bernard Albanese
Bernard Albanese
Chief Executive Officer

Date: March 30, 2007